SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2005
                                                         ----------------

                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                    0-30507                    94-3324992
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

           99 El Camino Real, Menlo Park, CA              94025
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        (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7.01  Regulation FD Disclosure.

On January 24, 2005, the registrant mailed a letter dated January 24, 2005, together with a copy of its current business plan, to its shareholders. Copies of the letter and business plan are attached to this report as Exhibits 20.1 and 20.2, respectively.


Item 9.01  Financial Statements and Exhibits

Exhibit 20.1      Letter to Shareholders dated January 24, 2005

Exhibit 20.2      BellaVista Capital Business Plan 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 24, 2005            BellaVista Capital, Inc.



                                     By:  /s/ MICHAEL RIDER
                                          ------------------------------------
                                          Michael Rider, Chief Executive Officer



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                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------


Exhibit 20.1      Letter to Shareholders dated January 24, 2005

Exhibit 20.2      BellaVista Capital Business Plan 2005